                                                                    Exhibit 99.6


                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                             C-BASS 2004-CB6

--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION



                             COMPUTATIONAL MATERIALS

                           $448,040,000 (APPROXIMATE)
                                     C-BASS
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-CB6


                                 (C-BASS LOGO)



               CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                            LITTON LOAN SERVICING LP
                                    SERVICER



                                AUGUST [24], 2004



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                             C-BASS 2004-CB6

--------------------------------------------------------------------------------

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

FICO & DOCUMENTATION

FICO SCORE      FULL     ALT    LIMITED  STATED   STREAMLINED   NO DOC   MISSING   ALL DOCS    WAC     AVG PRIN BAL   CURRENT LTV
----------      ----     ---    -------  ------   -----------   ------   -------   --------    ---     ------------   -----------
NOT AVAILABLE   0.00%   0.00%     0.02%   0.00%         0.00%    0.03%     0.00%      0.05%   8.706%      44,403.65        88.71%
401-450         0.04%   0.00%     0.04%   0.00%         0.00%    0.00%     0.00%      0.08%   8.863%     175,203.51        90.64%
451-500         0.48%   0.05%     0.03%   0.11%         0.02%    0.02%     0.01%      0.73%   8.155%      90,975.64        87.47%
501-550         3.63%   0.15%     0.14%   1.00%         0.00%    0.27%     0.01%      5.20%   8.158%     126,836.72        76.14%
551-600         9.55%   0.19%     0.38%   6.06%         0.00%    0.32%     0.05%     16.54%   7.466%     146,736.64        78.32%
601-650        13.54%   0.11%     1.39%  12.53%         0.00%    0.57%     0.00%     28.14%   7.152%     155,084.28        82.77%
651-700        13.53%   0.07%     1.59%  13.67%         0.05%    0.53%     0.00%     29.44%   6.874%     148,100.11        83.50%
701-750         6.24%   0.05%     0.77%   7.23%         0.00%    0.20%     0.00%     14.50%   6.600%     153,754.54        83.37%
751-800         2.55%   0.02%     0.27%   2.09%         0.02%    0.14%     0.00%      5.09%   6.317%     153,541.64        80.77%
801-850         0.09%   0.00%     0.00%   0.13%         0.00%    0.02%     0.00%      0.24%   6.663%     183,280.94        82.87%
TOTAL          49.65%   0.65%     4.62%  42.82%         0.09%    2.10%     0.07%    100.00%   7.060%     148,759.06        81.93%





LTV & FICO

                NOT      FICO
CURRENT LTV   AVAILABLE  401-450  451-500  501-550  551-600  601-650  651-700  701-750  751-800  801-850
-----------   ---------  -------  -------  -------  -------  -------  -------  -------  -------  -------
0.01-10       0.00%      0.00%      0.00%   0.00%     0.00%    0.00%    0.00%    0.00%    0.01%    0.00%
10.01-20      0.00%      0.00%      0.00%   0.00%     0.01%    0.01%    0.02%    0.00%    0.03%    0.00%
20.01-30      0.00%      0.00%      0.00%   0.00%     0.10%    0.03%    0.09%    0.03%    0.01%    0.00%
30.01-40      0.00%      0.00%      0.00%   0.12%     0.17%    0.20%    0.01%    0.05%    0.06%    0.00%
40.01-50      0.00%      0.00%      0.00%   0.10%     0.47%    0.33%    0.37%    0.17%    0.05%    0.00%
50.01-60      0.00%      0.00%      0.00%   0.40%     0.71%    0.73%    0.54%    0.28%    0.25%    0.00%
60.01-70      0.00%      0.00%      0.03%   0.83%     1.85%    1.86%    1.22%    0.72%    0.43%    0.06%
70.01-80      0.01%      0.00%      0.31%   1.99%     6.63%    9.33%   13.14%    6.52%    2.08%    0.06%
80.01-90      0.02%      0.04%      0.17%   1.17%     5.12%   10.42%    8.25%    3.81%    1.28%    0.08%
90.01-100     0.02%      0.04%      0.09%   0.53%     1.49%    5.23%    5.79%    2.88%    0.90%    0.03%
100+          0.00%      0.00%      0.12%   0.07%     0.00%    0.01%    0.02%    0.02%    0.00%    0.00%
TOTAL         0.05%      0.08%      0.73%   5.20%    16.54%   28.14%   29.44%   14.50%    5.09%    0.24%

                            AVG                GROSS   LIMITED  STATED
CURRENT LTV       TOTAL   PRIN BAL    WAC      MARGIN    DOC     DOC
-----------       -----   --------    ---      ------    ---     ---
0.01-10           0.01%   13,814.74  7.03432  0.00000    0.00%   0.00%
10.01-20          0.07%   31,271.49  7.25783  0.00000    0.00%   0.00%
20.01-30          0.26%   56,805.05  7.72390  6.47050    3.72%  25.93%
30.01-40          0.59%   85,765.00  7.55830  5.19925    2.18%  54.66%
40.01-50          1.50%  109,520.47  7.17444  6.53164    0.00%  45.40%
50.01-60          2.91%  126,799.06  6.86004  5.93828    0.95%  40.80%
60.01-70          7.00%  134,621.04  7.10178  5.84865    3.24%  48.53%
70.01-80         40.07%  170,820.85  6.62964  5.49350    5.13%  46.13%
80.01-90         30.35%  159,648.53  7.09341  5.45342    4.90%  36.57%
90.01-100        17.00%  118,972.51  7.97511  5.57682    4.72%  44.52%
100+              0.24%  139,744.63  8.37876  0.00000    0.00%   5.11%
TOTAL           100.00%  148,759.06  7.06006  5.52851    4.62%  42.82%


PRIN BALANCE & FICO

                        NOT       FICO
PRIN BALANCE         AVAILABLE  401-450  451-500  501-550  551-600  601-650  651-700  701-750  751-800  801-850
------------         ---------  -------  -------  -------  -------  -------  -------  -------  -------  -------
$1-$50,000             0.03%     0.00%    0.06%    0.21%     0.34%   0.47%    1.41%    0.62%    0.23%     0.01%
$50,001-$100,000       0.02%     0.00%    0.32%    1.14%     2.56%   3.93%    3.28%    1.58%    0.52%     0.01%
$100,001-$150,000      0.00%     0.00%    0.16%    0.91%     3.44%   5.42%    4.33%    1.68%    0.57%     0.03%
$150,001 - $200,000    0.00%     0.08%    0.07%    0.91%     2.58%   4.85%    4.27%    2.20%    0.88%     0.00%
$200,001 - $250,000    0.00%     0.00%    0.00%    0.44%     2.18%   3.61%    3.70%    1.55%    0.57%     0.05%
$250,001 - $300,000    0.00%     0.00%    0.00%    0.42%     1.66%   3.16%    3.42%    1.53%    0.63%     0.06%
$300,001 - $350,000    0.00%     0.00%    0.00%    0.35%     1.69%   2.81%    2.96%    1.35%    0.33%     0.00%
$350,001 - $400,000    0.00%     0.00%    0.00%    0.41%     0.64%   2.06%    2.84%    1.83%    0.32%     0.08%
$400,001 - $450,000    0.00%     0.00%    0.00%    0.19%     0.55%   0.73%    1.21%    0.92%    0.36%     0.00%
$450,001 - $500,000    0.00%     0.00%    0.00%    0.21%     0.64%   0.51%    1.24%    0.73%    0.32%     0.00%
$500,001 - $550,000    0.00%     0.00%    0.00%    0.00%     0.00%   0.22%    0.23%    0.23%    0.11%     0.00%
$550,001 - $600,000    0.00%     0.00%    0.12%    0.00%     0.12%   0.36%    0.13%    0.12%    0.26%     0.00%
$600,001 - $650,000    0.00%     0.00%    0.00%    0.00%     0.13%   0.00%    0.27%    0.00%    0.00%     0.00%
$650,001 - $700,000    0.00%     0.00%    0.00%    0.00%     0.00%   0.00%    0.00%    0.14%    0.00%     0.00%
$700,001 - $750,000    0.00%     0.00%    0.00%    0.00%     0.00%   0.00%    0.15%    0.00%    0.00%     0.00%
TOTAL                  0.05%     0.08%    0.73%    5.20%    16.54%  28.14%   29.44%   14.50%    5.09%     0.24%

                              CURRENT          GROSS   LIMITED  STATED
PRIN BALANCE          TOTAL    LTV      WAC    MARGIN    DOC     DOC
------------          -----    ---      ---    ------    ---     ---
$1-$50,000             3.38%  79.67%   8.9575  5.9515    4.68%   26.25%
$50,001-$100,000      13.34%  82.84%   8.0802  5.7083    4.25%   30.25%
$100,001-$150,000     16.54%  81.78%   7.2203  5.5631    4.14%   35.94%
$150,001 - $200,000   15.84%  81.16%   7.0022  5.5902    3.98%   44.45%
$200,001 - $250,000   12.10%  81.08%   6.7311  5.4677    3.66%   46.33%
$250,001 - $300,000   10.89%  82.22%   6.8046  5.5362    3.84%   50.36%
$300,001 - $350,000    9.49%  82.87%   6.6285  5.5214    5.15%   52.08%
$350,001 - $400,000    8.19%  83.31%   6.5810  5.5038    4.94%   58.03%
$400,001 - $450,000    3.96%  83.69%   6.6532  5.6576    6.77%   46.38%
$450,001 - $500,000    3.66%  78.90%   6.2474  5.0971    8.24%   46.26%
$500,001 - $550,000    0.80%  76.87%   5.9554  4.6342    0.00%   42.91%
$550,001 - $600,000    1.12%  87.27%   6.3389  5.0456   10.86%   23.09%
$600,001 - $650,000    0.40%  80.62%   6.5528  6.9900   33.28%    0.00%
$650,001 - $700,000    0.14%  80.00%   4.6250  3.5000    0.00%    0.00%
$700,001 - $750,000    0.15%  84.86%   5.9900       -    0.00%    0.00%
TOTAL                100.00%  81.93%   7.0601  5.5285    4.62%   42.82%

PREPAYMENT PENALTY & FICO

PREPAYMENT
PENALTY        NOT      FICO
TERM        AVAILABLE  401-450  451-500  501-550  551-600  601-650  651-700  701-750  751-800  801-850
----        ---------  -------  -------  -------  -------  -------  -------  -------  -------  -------
0              0.05%     0.04%   0.52%    2.36%    4.87%    7.28%    6.75%    4.99%    1.89%    0.06%
4              0.00%     0.00%   0.00%    0.00%    0.00%    0.00%    0.01%    0.00%    0.00%    0.00%
7              0.00%     0.00%   0.00%    0.00%    0.00%    0.00%    0.00%    0.02%    0.00%    0.00%
12             0.00%     0.00%   0.00%    0.05%    0.70%    2.12%    1.32%    0.56%    0.29%    0.09%
24             0.00%     0.04%   0.13%    1.42%    7.26%   10.09%   11.21%    5.23%    1.36%    0.09%
30             0.00%     0.00%   0.01%    0.01%    0.01%    0.00%    0.00%    0.00%    0.00%    0.00%
36             0.00%     0.00%   0.03%    1.26%    3.60%    8.45%   10.03%    3.39%    1.25%    0.00%
38             0.00%     0.00%   0.00%    0.00%    0.00%    0.06%    0.00%    0.00%    0.00%    0.00%
48             0.00%     0.00%   0.00%    0.03%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%
60             0.00%     0.00%   0.04%    0.08%    0.10%    0.14%    0.13%    0.31%    0.29%    0.00%
TOTAL          0.05%     0.08%   0.73%    5.20%   16.54%   28.14%   29.44%   14.50%    5.09%    0.24%


PREPAYMENT
PENALTY              CURRENT            GROSS
TERM         TOTAL    LTV     WAC      MARGIN   AVG PRIN BAL  LIMITED DOC  STATED DOC
----         -----    ---     ---      ------   ------------  -----------  ----------
0            28.82%   82.30%  7.42215  5.28918   123,432.82      4.98%         39.14%
4             0.01%   81.51%  8.95000        -    47,128.90      0.00%        100.00%
7             0.02%   85.64%  9.22880        -    36,084.27      0.00%         37.74%
12            5.13%   78.60%  7.06989  5.62355   189,435.76      5.64%         53.51%
24           36.82%   82.77%  6.88314  5.64197   174,382.91      4.45%         49.55%
30            0.02%   57.33%  9.57489        -    33,540.79      0.00%          0.00%
36           28.00%   81.48%  6.93869  5.56457   146,125.89      4.48%         35.53%
38            0.06%   55.20%  6.10000        -   275,980.20      0.00%        100.00%
48            0.03%   79.84%  8.99000        -   115,772.41      0.00%          0.00%
60            1.09%   73.26%  6.44686  4.32956   153,009.73      0.00%         48.02%
TOTAL       100.00%   81.93%  7.06006  5.52851   148,759.06      4.62%         42.82%



MORTG RATES & FICO

                 NOT      FICO
MORTG RATES   AVAILABLE  401-450  451-500  501-550  551-600  601-650  651-700  701-750  751-800  801-850
-----------   ---------  -------  -------  -------  -------  -------  -------  -------  -------  -------
3.001-3.5%       0.00%     0.00%    0.00%   0.04%    0.00%    0.00%    0.08%    0.00%    0.00%    0.00%
3.501-4.0%       0.00%     0.00%    0.00%   0.00%    0.02%    0.00%    0.00%    0.00%    0.02%    0.00%
4.001-4.5%       0.00%     0.00%    0.00%   0.00%    0.04%    0.00%    0.11%    0.29%    0.13%    0.00%
4.501-5.0%       0.00%     0.00%    0.01%   0.05%    0.00%    0.18%    0.12%    1.59%    0.65%    0.00%
5.001-5.5%       0.00%     0.00%    0.00%   0.00%    0.12%    0.26%    3.30%    1.83%    1.16%    0.05%
5.501-6.0%       0.00%     0.00%    0.06%   0.10%    0.33%    0.74%    3.85%    1.41%    0.55%    0.06%
6.001-6.5%       0.00%     0.00%    0.00%   0.45%    1.72%    5.71%    5.44%    2.50%    0.91%    0.00%
6.501-7.0%       0.00%     0.00%    0.05%   0.49%    4.38%    8.12%    6.95%    2.82%    0.43%    0.04%
7.001-7.5%       0.00%     0.00%    0.07%   0.48%    3.12%    4.70%    3.47%    1.36%    0.34%    0.00%
7.501-8.0%       0.03%     0.04%    0.21%   1.00%    3.19%    4.42%    2.13%    0.81%    0.27%    0.08%
8.001-8.5%       0.00%     0.00%    0.12%   0.73%    1.49%    2.11%    1.01%    0.53%    0.27%    0.00%
8.501-9.0%       0.00%     0.00%    0.08%   0.64%    1.16%    1.25%    1.07%    0.29%    0.07%    0.00%
9.001-9.5%       0.00%     0.00%    0.04%   0.51%    0.42%    0.29%    0.49%    0.16%    0.08%    0.00%
9.501-10.0%      0.02%     0.04%    0.02%   0.43%    0.18%    0.11%    0.46%    0.27%    0.08%    0.00%
10.001-10.5%     0.00%     0.00%    0.03%   0.07%    0.16%    0.09%    0.41%    0.28%    0.07%    0.00%
10.501-11.0%     0.00%     0.00%    0.02%   0.15%    0.12%    0.03%    0.28%    0.27%    0.06%    0.01%
11.001-11.5%     0.00%     0.00%    0.00%   0.00%    0.01%    0.07%    0.12%    0.08%    0.02%    0.00%
11.501-12.0%     0.00%     0.00%    0.00%   0.02%    0.03%    0.02%    0.08%    0.01%    0.00%    0.00%
12.001-12.5%     0.00%     0.00%    0.00%   0.04%    0.02%    0.00%    0.03%    0.00%    0.00%    0.00%
12.501-13.0%     0.00%     0.00%    0.01%   0.00%    0.00%    0.00%    0.03%    0.01%    0.00%    0.00%
13.001-13.5%     0.00%     0.00%    0.00%   0.01%    0.00%    0.02%    0.00%    0.00%    0.00%    0.00%
13.501-14.0%     0.00%     0.00%    0.00%   0.01%    0.00%    0.00%    0.01%    0.00%    0.00%    0.00%
14.001-14.5%     0.00%     0.00%    0.00%   0.00%    0.01%    0.00%    0.00%    0.00%    0.00%    0.00%
14.501-15.0%     0.00%     0.00%    0.00%   0.00%    0.00%    0.00%    0.01%    0.00%    0.00%    0.00%
TOTAL            0.05%     0.08%    0.73%   5.20%   16.54%   28.14%   29.44%   14.50%    5.09%    0.24%



                       CURRENT              GROSS
MORTG RATES     TOTAL     LTV      WAC     MARGIN    AVG PRIN BAL  LIMITED DOC   STATED DOC
-----------     -----     ---      ---     ------    ------------  -----------   ----------
3.001-3.5%      0.12%   70.01%   3.12500   2.00000    277,510.16      0.00%         0.00%
3.501-4.0%      0.05%   81.33%   4.00000   2.75000    106,684.40      0.00%         0.00%
4.001-4.5%      0.57%   83.49%   4.21321   2.98416    220,179.04      0.00%         8.91%
4.501-5.0%      2.60%   78.55%   4.70307   3.61953    292,052.94      0.00%        19.19%
5.001-5.5%      6.73%   78.54%   5.36626   5.28511    258,727.53      7.91%        12.65%
5.501-6.0%      7.11%   79.12%   5.81792   5.20062    207,445.82      1.43%        31.69%
6.001-6.5%     16.73%   78.49%   6.32392   5.54729    193,953.33      6.32%        45.18%
6.501-7.0%     23.27%   82.20%   6.80762   5.61115    177,104.50      4.26%        47.12%
7.001-7.5%     13.53%   83.81%   7.29247   5.68321    151,882.74      3.21%        55.59%
7.501-8.0%     12.18%   83.72%   7.79022   5.71158    133,768.98      3.54%        44.96%
8.001-8.5%      6.25%   85.76%   8.29032   5.90507    113,536.86      5.80%        48.28%
8.501-9.0%      4.56%   81.76%   8.78680   6.28179    102,071.65      5.10%        42.84%
9.001-9.5%      2.00%   83.25%   9.28840   6.25539     71,130.88      6.70%        22.64%
9.501-10.0%     1.60%   87.15%   9.80709   7.16005     64,220.22      6.83%        49.54%
10.001-10.5%    1.12%   91.18%  10.30740   6.14278     56,797.67     11.16%        57.81%
10.501-11.0%    0.93%   89.79%  10.85155   7.52216     62,822.07     10.92%        56.80%
11.001-11.5%    0.32%   93.67%  11.35023   6.20000     54,236.75      0.00%        57.52%
11.501-12.0%    0.15%   88.09%  11.79857         -     43,197.91      3.21%        41.28%
12.001-12.5%    0.09%   85.45%  12.32721         -     42,754.66      0.00%        10.04%
12.501-13.0%    0.04%   89.93%  12.86121   6.75000     29,041.10      0.00%         0.00%
13.001-13.5%    0.03%   74.69%  13.22307   7.65000     67,831.87      0.00%         0.00%
13.501-14.0%    0.02%   83.04%  13.59360         -     17,907.13     26.45%         0.00%
14.001-14.5%    0.01%   48.80%  14.12500  11.25000     24,401.45      0.00%         0.00%
14.501-15.0%    0.01%   48.08%  14.75000         -     40,867.95      0.00%         0.00%
TOTAL         100.00%   81.93%   7.06006   5.52851    148,759.06      4.62%        42.82%

MORTG RATES & LTV


MORTG RATES   LTV 0-10  11-20  21-30  31-40  41-50  51-60  61-70   71-80   81-90  91-100  >100
-----------   --------  -----  -----  -----  -----  -----  -----   -----   -----  ------  ----
3.001-3.5%     0.00%    0.00%  0.00%  0.00%  0.00%  0.00%  0.08%   0.04%   0.00%   0.00%  0.00%
3.501-4.0%     0.00%    0.00%  0.00%  0.00%  0.00%  0.00%  0.00%   0.02%   0.00%   0.02%  0.00%
4.001-4.5%     0.00%    0.00%  0.00%  0.00%  0.00%  0.00%  0.00%   0.25%   0.28%   0.04%  0.00%
4.501-5.0%     0.00%    0.00%  0.00%  0.04%  0.03%  0.20%  0.18%   0.96%   1.18%   0.00%  0.00%
5.001-5.5%     0.00%    0.00%  0.00%  0.00%  0.07%  0.29%  0.52%   4.80%   0.96%   0.10%  0.00%
5.501-6.0%     0.00%    0.01%  0.01%  0.02%  0.19%  0.22%  0.34%   4.29%   1.89%   0.13%  0.00%
6.001-6.5%     0.01%    0.01%  0.04%  0.03%  0.31%  0.63%  1.44%   9.79%   3.64%   0.85%  0.00%
6.501-7.0%     0.00%    0.01%  0.04%  0.07%  0.29%  0.45%  1.39%   9.37%   8.24%   3.40%  0.00%
7.001-7.5%     0.00%    0.01%  0.00%  0.18%  0.10%  0.25%  0.71%   4.39%   4.90%   3.00%  0.00%
7.501-8.0%     0.00%    0.01%  0.11%  0.05%  0.23%  0.38%  0.89%   2.98%   4.32%   3.00%  0.20%
8.001-8.5%     0.00%    0.01%  0.01%  0.02%  0.02%  0.11%  0.55%   1.18%   2.33%   2.03%  0.00%
8.501-9.0%     0.00%    0.00%  0.03%  0.12%  0.17%  0.22%  0.35%   1.08%   1.15%   1.42%  0.02%
9.001-9.5%     0.00%    0.00%  0.01%  0.02%  0.05%  0.11%  0.16%   0.45%   0.53%   0.67%  0.00%
9.501-10.0%    0.00%    0.00%  0.01%  0.02%  0.00%  0.01%  0.23%   0.17%   0.40%   0.76%  0.00%
10.001-10.5%   0.00%    0.00%  0.00%  0.00%  0.02%  0.04%  0.02%   0.15%   0.21%   0.69%  0.00%
10.501-11.0%   0.00%    0.00%  0.00%  0.00%  0.00%  0.00%  0.10%   0.06%   0.26%   0.49%  0.01%
11.001-11.5%   0.00%    0.00%  0.00%  0.00%  0.00%  0.00%  0.00%   0.00%   0.07%   0.23%  0.01%
11.501-12.0%   0.00%    0.00%  0.00%  0.01%  0.00%  0.00%  0.00%   0.03%   0.01%   0.10%  0.00%
12.001-12.5%   0.00%    0.00%  0.00%  0.00%  0.00%  0.00%  0.02%   0.03%   0.00%   0.04%  0.01%
12.501-13.0%   0.00%    0.00%  0.00%  0.00%  0.00%  0.00%  0.01%   0.00%   0.01%   0.03%  0.00%
13.001-13.5%   0.00%    0.00%  0.00%  0.00%  0.00%  0.00%  0.01%   0.02%   0.00%   0.00%  0.00%
13.501-14.0%   0.00%    0.00%  0.00%  0.00%  0.00%  0.00%  0.01%   0.00%   0.00%   0.01%  0.00%
14.001-14.5%   0.00%    0.00%  0.00%  0.00%  0.01%  0.00%  0.00%   0.00%   0.00%   0.00%  0.00%
14.501-15.0%   0.00%    0.00%  0.00%  0.00%  0.01%  0.00%  0.00%   0.00%   0.00%   0.00%  0.00%
TOTAL          0.01%    0.07%  0.26%  0.59%  1.50%  2.91%  7.00%  40.07%  30.35%  17.00%  0.24%


                                    GROSS
MORTG RATES     TOTAL   AVG FICO    MARGIN  AVG PRIN BAL  LIMITED DOC  STATED DOC
-----------     -----   --------    ------  ------------  -----------  ----------
3.001-3.5%       0.12%   618.43    2.00000   277,510.16     0.00%          0.00%
3.501-4.0%       0.05%   657.95    2.75000   106,684.40     0.00%          0.00%
4.001-4.5%       0.57%   718.47    2.98416   220,179.04     0.00%          8.91%
4.501-5.0%       2.60%   723.05    3.61953   292,052.94     0.00%         19.19%
5.001-5.5%       6.73%   703.99    5.28511   258,727.53     7.91%         12.65%
5.501-6.0%       7.11%   678.80    5.20062   207,445.82     1.43%         31.69%
6.001-6.5%      16.73%   659.07    5.54729   193,953.33     6.32%         45.18%
6.501-7.0%      23.27%   644.13    5.61115   177,104.50     4.26%         47.12%
7.001-7.5%      13.53%   635.56    5.68321   151,882.74     3.21%         55.59%
7.501-8.0%      12.18%   621.00    5.71158   133,768.98     3.54%         44.96%
8.001-8.5%       6.25%   622.59    5.90507   113,536.86     5.80%         48.28%
8.501-9.0%       4.56%   617.97    6.28179   102,071.65     5.10%         42.84%
9.001-9.5%       2.00%   612.49    6.25539    71,130.88     6.70%         22.64%
9.501-10.0%      1.60%   628.67    7.16005    64,220.22     6.83%         49.54%
10.001-10.5%     1.12%   662.00    6.14278    56,797.67    11.16%         57.81%
10.501-11.0%     0.93%   654.18    7.52216    62,822.07    10.92%         56.80%
11.001-11.5%     0.32%   672.13    6.20000    54,236.75     0.00%         57.52%
11.501-12.0%     0.15%   634.27          -    43,197.91     3.21%         41.28%
12.001-12.5%     0.09%   579.26          -    42,754.66     0.00%         10.04%
12.501-13.0%     0.04%   649.44    6.75000    29,041.10     0.00%          0.00%
13.001-13.5%     0.03%   606.74    7.65000    67,831.87     0.00%          0.00%
13.501-14.0%     0.02%   604.05          -    17,907.13    26.45%          0.00%
14.001-14.5%     0.01%   594.00   11.25000    24,401.45     0.00%          0.00%
14.501-15.0%     0.01%   691.00          -    40,867.95     0.00%          0.00%
TOTAL          100.00%   648.48    5.52851   148,759.06     4.62%         42.82%